Exhibit 99.2

 Alliance Data   First Quarter 2021 ResultsApril 29, 2021Ralph Andretta – President & CEO

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  2

First Quarter 2021 Key Takeaways

- **Credit sales** returning to pre-pandemic levels aligned with improving consumer confidence and activity
  - **Digital sales** strength continues while **in-store activity** has begun to recover, supporting our outlook for improved credit sales performance

- **Strong momentum** with Bread
  - **Successful launch of card brand partner** on Bread platform
  - New **Bread strategic partnership** leveraging Fiserv's extensive merchant network

- **Credit performance** improved as a result of strategic risk management changes, deliberate underwriting actions, and direct consumer stimulus payments

AllianceData.
©2021 ADS Alliance Data Systems, Inc.
3

   $1.1B Revenue  $286MMNet Income  Net Income of $286 million includes a net reserve release of $165 million, or $2.40 per diluted shareRevenue declined 21% year-over-year, while total expenses excluding provision for loan loss declined 6%Credit sales of $6.0 billion in 1Q21, which were virtually flat compared to 1Q20Average receivables were down 14% year-over-year, yet remained flat to 4Q20Credit metrics remained strong with a net loss rate of 5.0% for the quarter  4  First Quarter 2021 Financial Highlights  $5.74Diluted EPS

 Card Services Performance Highlights  5  Improvement in year-over-year credit sales performance aligns with increasing consumer confidence  Total application growth improved sequentially with applications flat year-over-year New accounts were up 1% year-over-yearCredit sales performance continues to improve and stabilize year-over-yearThe majority of the credit sales performance improvement can be attributed to in-store sales, which have benefitted from increased consumer confidence and mobility*Online sales remained at 40% of total in 1Q21  * Mobility is based on time spent away from home, estimated using cellphone location data from Google users who have enabled the Location History setting.** Consumer confidence in last month of the quarter and sourced from https://tradingeconomics.com/united-states/consumer-confidence

 Card Services Partnership HighlightsContinued growth brings total partnerships to approximately 650   6  Partner Renewal  Select New Partnerships  Strategic Partnership  Primary omnichannel provider of point-of-sale lending products

 Bread Business ModelsPlatform provides diversified growth opportunities  7  Installment loan and Buy Now, Pay Later products can be white-labeled (partner-branded) or branded Bread in the Direct Acquisition and Distribution model    Direct Acquisition  Distribution  Technology Platform  Merchant Acquirer        Network / Platform(Always Bread)        Issuer / Loan Originator(Owns Consumer Relationship & Holds Accounts Receivable)

 LoyaltyOne® Performance Highlights  AIR MILES reward miles issued and redeemed declined vs 1Q20 due to continued lockdown in CanadaAIR MILES is working with airline partners to plan for the eventual comeback of airline travel with optimism for bookings in 2H21  8  AIR MILES program performance  BrandLoyalty’s new program activity is picking up with a strong pipeline of clients in the second half of 2021Consumers are actively engaged in loyalty campaigns with particular success in products focused on the home

 Financial Results – Consolidated  9  ($ in millions, except per share)  1Q21  1Q20    % Change    Total revenue  $1,085  $1,382    (21)  %              Total operating expenses, excl. provision for loan loss  548   562     (2)    Interest expense, net  109   139    (22)    Total expenses excl. provision for loan loss  657  701    (6)  %              Provision for loan loss  33  656    (95)    Total earnings before tax (EBT)  $394   $25    1,452  %              Income tax  108   (5)    nm    Net income  $286   $30     854  %              Net income per diluted share  $5.74  $0.63    811  %  Diluted average shares outstanding  49.8  47.7        Shares of common stock outstanding  49.7  47.6                    Pre-provision, pre-tax earnings  $428   $681     (37)  %  See appendix for Core EPS and Adjusted EBITDA calculationsTotals may not sum due to rounding; nm = not meaningful

 Totals may not sum due to rounding  Financial Results – Segments  1Q21 total revenue*   1Q21 total earnings before tax*  10  * Percentages based on Card Services and LoyaltyOne segments combined as reported excluding Corporate/Other and intersegment eliminations   ($ in millions)  1Q21  1Q20    % Change     LoyaltyOne  $177  $198    (11)  %   Card Services  908  1,184    (23)    Total revenue  $1,085  $1,382    (21)  %   LoyaltyOne  $32  $47    (32)  %   Card Services  410  32    1,179     Corporate/Other  (47)  (53)    (12)    Total earnings before tax (EBT)  $394  $25    1,452%

 11  Key Business Metrics  Card Services revenue improved 3% on a sequential basis with steady receivables and a 70bp pickup in gross yieldLoyaltyOne revenue was down 24% on a sequential basis with declines in both AIR MILES and BrandLoyaltyTotal operating expenses excluding provision for loan loss decreased $154 million sequentially as a result of the nearly $50 million of real estate optimization costs in 4Q20, an approximately $40 million decrease in cost of redemptions in our LoyaltyOne business, an approximately $30 million decrease in depreciation and amortization expense, and an approximately $21 million seasonal decrease in marketing spend  Card Services yield improved sequentially in 1Q21  Average receivables remained flat sequentially($ in billions)  *Revenue divided by normalized average receivables

Credit Quality and Allowance



Net loss rate
7.6%
5 year Max rate: 7.6%
7.0%
6.0%
5 year Avg rate: ~6.0%
5.8%
5.0%
5 year Min rate: 4.7%
1Q20
2Q20
3Q20*
4Q20*
1Q21
historic quarterly range for the last five years



Reserve rate
($ in millions)
$2,151
$2,096
$2,081
$2,008
$1,843
12.1%
13.3%
13.3%
12.0%
11.9%
1Q20
2Q20
3Q20
4Q20
1Q21
ALLL balance
Reserve rate **



Delinquency rate
6.0%
4.3%
4.7%
4.4%
3.8%
1Q20
2Q20
3Q20
4Q20
1Q21

- Improvement in net loss rate is a result of prudent risk management strategy, deliberate underwriting actions, and direct consumer stimulus payments
- Continued decline in delinquency rate is a positive indicator for 2021 performance
- Allowance of $1.8 billion is down $165 million from 4Q20

** Net loss rate impacted by pandemic-related consumer relief program.*

*** Calculated as a percentage of allowance for loan loss to end of period credit card and loan receivables*

AllianceData.

©2021 ADS Alliance Data Systems, Inc.

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2021 Financial Outlook

Full Year 2020 Actuals	Full Year 2021 Outlook	Commentary
Average receivables 2020 = $16,367 million	Down mid-single-digits	• Sequential decline in 2Q21 • Flat year-over-year in 2H21 • Expect year-end receivables to be in line with year-end 2020 • Credit sales up high-single- to low-double-digits in 2021
Total revenue 2020 = $4,521 million	Down low-single-digits	• LoyaltyOne full year revenue growth in 2021 • Revenue pressure for Card Services as receivable balances rebuild from pandemic-related reductions • Gross card yields remain steady
Total expenses* (Excludes provision for loan loss) 2020 = $2,861 million	Flat	• Includes increased digital investment and a ramp up in marketing spend from depressed levels in 2020 • Impacted by Bread® & Fiserv related transition expenses
Net loss rate 2020 = 6.6%	• Expected 2Q21 net loss rate in mid-to-upper 5% range • Net loss rate for 2021 projecting better than the historic average of 6%	

** Total expenses represent total operating expenses excluding provision for loan loss plus total interest expense, net*

AllianceData.

©2021 ADS Alliance Data Systems, Inc.

13

Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, pre-provision earnings before taxes, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. In addition, adjusted EBITDA eliminates the effect of the gain (loss) on the sale of a business, strategic transaction costs, asset impairments, restructuring and other charges, and the loss on extinguishment of debt.  Adjusted EBITDA, net is equal to adjusted EBITDA less securitization funding costs and interest expense on deposits. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, non-cash interest, gain (loss) on the sale of a business, strategic transaction costs, asset impairments, restructuring and other charges, and the loss on extinguishment of debt. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations.  14

 Appendix  15

   1Q21  1Q20  1Q21 vs    4Q20  1Q21 vs        1Q20      4Q20  LoyaltyOne (in millions)              AIR MILES reward miles issued   1,112   1,316  (16)%     1,355   (18)%  AIR MILES reward miles redeemed  739   994  (26)%     838   (12)%                Card Services ($ in millions)              Credit sales  $6,043  $6,099  (1)%    $7,657  (21)%  Average receivables  $15,785  $18,294  (14)%    $15,759  - %  Normalized average receivables*  $15,785  $18,553  (15)%    $15,759  - %  End of period receivables  $15,537  $17,732  (12)%    $16,784  (7)%  Total gross yield %**  23.0%  25.5%  (2.5)%    22.3%  0.7%  Cost of funds  2.0%  2.4%  (0.4)%    2.1%  (0.1)%  Principal loss rate  5.0%  7.0%  (2.0)%    6.0%  (1.0)%  Reserve rate  11.9%  12.1%  (0.2)%    12.0%  (0.1)%  Delinquency rate  3.8%  6.0%  (2.2)%    4.4%  (0.6)%  Return on equity  27%  18%  9%    16%  11%  Key Business Metrics  16  *Normalized average receivables includes held-for-sale receivables**Revenue divided by normalized average receivables

   1Q20  2Q20  3Q20  4Q20  1Q21  LoyaltyOne (in millions)            AIR MILES reward miles issued  1,316  1,053   1,240    1,355    1,112   AIR MILES reward miles redeemed  994  608   687    838   739               Card Services ($ in millions)            Credit sales  $6,099  $4,799  $6,152  $7,657  $6,043  Average receivables  $18,294  $16,116  $15,300  $15,759  $15,785  Normalized average receivables*  $18,553  $16,204  $15,356  $15,759  $15,785  End of period receivables  $17,732  $15,809  $15,599  $16,784  $15,537  Total gross yield %**  25.5%  20.4%  22.5%  22.3%  23.0%  Cost of funds  2.4%  2.5%  2.4%  2.1%  2.0%  Principal loss rate  7.0%  7.6%  5.8%  6.0%  5.0%  Reserve rate  12.1%  13.3%  13.3%  12.0%  11.9%  Delinquency rate  6.0%  4.3%  4.7%  4.4%  3.8%  Return on equity  18%  15%  14%  16%  27%  Key Business Metrics  17  *Normalized average receivables includes held-for-sale receivables**Revenue divided by normalized average receivables

 Financial Results – Quarterly  18  ($ in millions, except per share)    1Q20  2Q20  3Q20  4Q20  1Q21  Total revenue    $1,382  $979  $1,050  $1,110  $1,085                Total operating expenses, excl. provision for loan loss    562   555   552   699   548   Interest expense, net    139  128  115  113   109   Total expenses excl. provision for loan loss    701  683  667  812  657                Provision for loan loss    656  250  208  152  33  Total earnings before tax (EBT)    $25  $47  $176  $146   $394                 Income tax    (5)  9   43   53   108   Income from continuing operations    $30   $38   $133   $93   $286                 Income from continuing operations per diluted share    $0.63  $0.81  $2.79  $1.93  $5.74  Diluted average shares outstanding    47.7  47.7  47.8  48.4  49.8  Shares of common stock outstanding    47.6  47.7  47.7  49.7  49.7                Pre-provision, pre-tax earnings    $681   $297   $384   $299   $428                 ************************************************************************************************************              (Including discontinued operations)              Net income  $30    $38  $133  $12  $286  Net income per diluted share  $0.63    $0.81  $2.79  $0.25  $5.74  Totals may not sum due to rounding

 Financial Results – Segments by Quarter  19   ($ in millions)  1Q20  2Q20  3Q20  4Q20  1Q21   LoyaltyOne  $198  $151  $185  $231  $177   Card Services  1,184  828  866  879  908   Corporate/Other  -  -  -  -  -  Total revenue  $1,382  $979  $1,050  $1,110  $1,085   LoyaltyOne  $47  $24  $18  $22  $32   Card Services  32  70  212  187  410   Corporate/Other  (53)  (47)  (55)  (63)  (47)  Total earnings before tax (EBT)  $25  $47  $176  $146  $394  Totals may not sum due to rounding

 Parent Level Liquidity at 3/31 of $1.1 billion, consisting of cash on hand plus revolver capacity Approximately $373 million in cash and cash equivalents, $750.0 million in unused revolverBank LevelBanks finished the quarter with $2.5 billion in cash and $2.9 billion in equityTotal risk based capital ratio at 22.3% - over double the 10% threshold to be considered well-capitalized; CET1 at 21.0%Funding readily available with heavy demand for FDIC-insured deposit products – both direct-to-consumer and brokered  20  Capital and Liquidity  Combined Banks Capital Ratios  1Q20  2Q20  3Q20  4Q20  1Q21  Common equity tier 1 capital ratio  15.9%  18.3%  18.8%  18.4%  21.0%  Tier 1 capital ratio  15.9%  18.3%  18.8%  18.4%  21.0%  Total risk based capital ratio  17.3%  19.7%  20.1%  19.7%  22.3%  Tier 1 leverage capital ratio  12.8%  14.2%  16.1%  17.1%  17.8%

 Card Services Sales Data  In-store vs. digital sales  Digital includes all non-store new accounts and Bread  $ in billions  In-store vs. digital new accounts  21  In millions

 22  (1) Represents amortization of debt issuance costs.(2) Represents costs for professional services associated with strategic initiatives.(3) Represents adjustments to our liability associated with restructuring or other exit activities recorded for cost saving initiatives executed in 2019.(4) Represents the tax effect including the related non-GAAP measure adjustments using the expected effective annual tax rate.  Reconciliation of Non-GAAP Information   ($ in millions, except per share amounts)  1Q21  Net income  $286.2   Add back non-cash/ non-operating items:     Stock compensation expense  6.8   Amortization of purchased intangibles  11.1   Non-cash interest(1)  8.5   Strategic transaction costs(2)  2.8   Restructuring and other charges(3)  (0.4)   Income tax effect(4)  (1.8)  Core earnings  $313.2   **********************************************************************    Weighted average shares outstanding – diluted  49.8  Core earnings per share – diluted  $6.28

 23  Reconciliation of Non-GAAP Information  (1) Represents costs for professional services associated with strategic initiatives.(2) Represents adjustments to our liability associated with restructuring or other exit activities recorded for cost saving initiatives executed in 2019.   ($ in millions)  LoyaltyOne  Card Services  Corporate  1Q21 Total            Income (loss) before income taxes  $31.7  $409.9  $(47.2)  $394.4  Interest expense, net  -  79.1  29.6  108.7  Operating income (loss)  $31.7  $489.0  $(17.6)  $503.1  Depreciation and amortization  9.0  24.4  0.6  34.0  Stock compensation expense  1.5  2.4  2.9  6.8  Strategic transaction costs(1)  -  -  2.8  2.8  Restructuring and other charges(2)  -  -  (0.4)  (0.4)  Adjusted EBITDA  $42.2  $515.8  $(11.7)  $546.3  Less: Securitization funding costs  -  33.6  -  33.6  Less: Interest expense on deposits  -  45.5  -  45.5  Adjusted EBITDA, net  $42.2  $436.7  $(11.7)  $467.2